Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of LifeSci Acquisition Corp. (the “Company”) on Form 10-K for the year ended June 30, 2020 as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: September 23, 2020

/s/ Andrew McDonald
Andrew McDonald
Chief Executive Officer
(Principal executive officer)

Date: September 23, 2020

/s/ David Dobkin
David Dobkin
Chief Financial Officer
(Principal financial and accounting officer)